Derivative Instruments and Hedging Activities - Effective Portion of Gains (Losses) on Interest Rate Swap Agreements (Details) - Interest Expense - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2018	Sep. 30, 2017	Sep. 30, 2018	Sep. 30, 2017
Derivative [Line Items]
Effective Portion Recognized in AOCI	$ 1,437	$ (115)	$ 6,527	$ (1,677)
Effective Portion Reclassified from AOCI	37	(424)	(211)	(1,186)
Ineffective Portion	$ 0	$ (7)	$ 740	$ (762)